SIT MUTUAL FUNDS
STOCK FUNDS PROSPECTUS




November 1, 2002


Mid Cap Growth Fund

Small Cap Growth Fund






















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS







INTRODUCTION                                                               1

FUND SUMMARIES
     Investment Objectives and Principal Investment Strategies
         Mid Cap Growth Fund                                               2
         Small Cap Growth Fund                                             3
     Principal Investment Risks                                            4
     Performance
         Annual Total Returns                                              5
         Average Annual Total Returns                                      7
     Fees and Expenses                                                     9

FUND MANAGEMENT
     Investment Adviser                                                   10
     Portfolio Management                                                 11
     Distributor                                                          11
     Custodian and Transfer Agent                                         11

SHAREHOLDER INFORMATION
     Share Price                                                          12
     When Orders are Effective                                            12
     Investing Through a Third Party                                      13
     Other Account Policies                                               13
     Purchasing Shares                                                    14
     Selling Shares                                                       15
     General Rules for Purchasing & Selling Shares                        16
     Dividends and Distributions                                          17
     Retirement and other Tax-Deferred Accounts                           18
     Taxes                                                                18
     Mailing of Regulatory Documents                                      19
     Privacy Policy                                                       19

ADDITIONAL INFORMATION
     Other Securities, Investment Practices, and Policies                 20
     Financial Highlights
         MID CAP GROWTH FUND                                              22
         SMALL CAP GROWTH FUND                                            23
     For More Information                                         back cover

FUND SUMMARIES


INTRODUCTION

SIT MUTUAL FUNDS ARE A FAMILY OF NO-LOAD MUTUAL FUNDS OFFERING A SELECTION OF FUNDS TO INVESTORS. EACH FUND HAS A DISTINCTIVE INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.


This Prospectus describes two of the seven stock funds that are a part of the Sit Mutual Fund family. The descriptions on the following pages may help you choose the Fund or Funds that best fit your investment goals. Keep in mind, however, that no Fund can guarantee it will meet its investment objective, and no Fund should be relied upon as a complete investment program.

The Fund Summaries section describes the principal strategies used by the Funds in trying to achieve their objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees and expenses of the Funds.

FUND SUMMARIES

MID CAP GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks to maximize long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in the common stocks of companies with capitalizations of $2 billion to $15 billion at the time of purchase.

The Adviser invests in domestic growth-oriented medium to small companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser's evaluation of a company, including:
>    unique product or service,
>    growing product demand,
>    dominant and growing market share,
>    management experience and capabilities, and
>    strong financial condition.
When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company's fundamentals and anticipated earnings.

                                         [SIDEBAR] The Fund invests in com-
                                         panies having a market
                                         capitalization of $2 billion
                                         to $15 billion.
RISKS

You could lose money by investing in the Fund. The principal risks of investing in the Fund are Stock Market Risk, Management Risk and Smaller Company Risk. See page 4 for a discussion of these risks.

SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with capitalizations of $2.5 billion or less at the time of purchase.

The Adviser invests in domestic growth-oriented small companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser's evaluation of a company, including:
         >    unique product or service,
         >    growing product demand,
         >    dominant and growing market share,
         >    management experience and capabilities, and
         >    strong financial condition.
         When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company's fundamentals and anticipated earnings.

[SIDEBAR] The Fund invests in com-
panies having a market
capitalization of $2.5 billion
or less.


RISKS

You could lose money by investing in the Fund. The principal risks of investing in the Fund are Stock Market Risk, Management Risk, Smaller Company Risk and Liquidity Risk. See page 4 for a discussion of these risks.

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk which will affect the value of a Fund's investments, investment performance, and price of its shares. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

The principal risks of investing in the Funds include:


RISKS THAT APPLY TO BOTH FUNDS

> Stock Market Risk: The value of the stocks in which a Fund invests may go up or down in response to the activities of individual companies, the stock market and general economic conditions. Stock prices may decline over short or extended periods.

> Management Risk: A strategy used by the investment management team may not produce the intended results.

> Smaller Company Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of change in their earnings and prospects.


RISK THAT APPLIES PRIMARILY TO THE SMALL CAP
GROWTH FUND

> Liquidity Risk: Certain securities may be difficult to sell at the time and price that the Adviser would like to sell. The Adviser may have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund performance. During unusual market conditions, unusually high volume of redemption requests or other reasons, the Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus.

PERFORMANCE

The following bar charts show the Funds' annual total returns for calendar years ended 12/31. This information illustrates how each Fund's performance has varied over time, which is one indication of the risks of investing in a Fund. A Fund's past performance does not necessarily indicate how it will perform in the future. The bar charts assume that all distributions have been reinvested.

                                                  [SIDEBAR] Fund performance may
                                                  be materially different
                                                  by the time you receive
                                                  this Prospectus. For more
                                                  current performance
                                                  information, call
                                                  800-332-5580 or visit
                                                  www.sitfunds.com.




ANNUAL TOTAL RETURNS FOR CALENDAR YEARS ENDED 12/31

                                  [BAR CHART]

                              MID CAP GROWTH FUND

-2.14%  8.55%   -0.47%  33.64%  21.87%  17.70%  6.84%   70.65%  -4.35%  -33.39%
--------------------------------------------------------------------------------
 1992   1993     1994    1995    1996    1997   1998     1999    2000     2001


   The Fund's year-to-date return as of 9/30/02 (not annualized) was -36.56%.

           Best Quarter: 45.95% (4Q99) Worst Quarter: -30.80% (3Q01)

                                  [BAR CHART]

                              SMALL CAP GROWTH FUND

         52.16%   14.97%    7.63%   1.97%   108.63%    6.25%  -28.19%
         ------------------------------------------------------------
         1995      1996     1997    1998      1999     2000     2001


   The Fund's year-to-date return as of 9/30/02 (not annualized) was -30.15%.

           Best Quarter: 64.59% (4Q99) Worst Quarter: -25.70% (3Q01)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 12/31/01

The following tables show the Funds' average annual total returns before and after taxes and the change in value of a broad-based market index over various periods ended December 31, 2001. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected.

A Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds' past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).


MID CAP GROWTH FUND                                             1 Year      5 Years    10 Years
------------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                          -33.39%      6.46%       8.94%
   RETURN AFTER TAXES ON DISTRIBUTIONS                          -33.57       4.03        6.54
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES  -26.45       5.59        7.26

S&P MidCap 400 Index (1)(2)                                      -0.61      16.12       15.02


   (1) Reflects no deduction for fees, expenses or taxes.
   (2) An unmanaged index which measures to performance of 400 widely held common stocks of mid cap companies.

                                                                                      Since
                                                                                    Inception
SMALL CAP GROWTH FUND                                           1 Year     5 Years   (7/1/94)
----------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                          -28.19%     11.80%      17.75%
   RETURN AFTER TAXES ON DISTRIBUTIONS                          -29.46      10.36       16.45
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES  -22.55       9.48       14.94

Russell 2000 Index (1)(2)                                         2.49       7.52       11.41


   (1) Reflects no deduction for fees, expenses or taxes.
   (2) An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index (an index of the 3,000 largest U.S. companies based on total market capitalization).

FEES AND EXPENSES

This table shows fees and expenses that you may pay if you buy and hold shares of the Funds. All Sit Mutual Funds are no-load investments, so you will not pay any shareholder fees such as sales loads, redemption fees or exchange fees when you buy or sell shares of the Funds. However, when you hold shares of a Fund you indirectly pay a portion of the Fund's operating expenses. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (fees paid directly from your investment)                            None
---------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------

                             Management      Distribution          Other      Total Annual

                                   Fees      (12b-1) Fees       Expenses    Fund Operating

                                                                                  Expenses

Mid Cap Growth                        1.25%(1)       None           None             1.25%(1)
Small Cap Growth                      1.50%          None           None             1.50%
---------------------------------------------------------------------------------------------


(1) Management fees do NOT reflect the Adviser's waiver of fees. Actual expenses are LOWER than those shown in the table because of a voluntary fee waiver by the Adviser. As a result of the fee waiver, the actual management fee paid by the Mid Cap Growth Fund was 1.15% of the Fund's average daily net assets at June 30, 2002. After December 31, 2003, this fee waiver may be terminated at any time by the Adviser.


EXAMPLE

This example is intended to help you compare the cost of investing in each Fund (before the fee waiver) with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions), that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                            1-Year       3-Years        5-Years       10-Years
--------------------------------------------------------------------------------
Mid Cap Growth                $128          $399           $690         $1,518
Small Cap Growth              $154          $477           $824         $1,801

FUND MANAGEMENT

INVESTMENT ADVISER

Sit Investment Associates, Inc. (the "Adviser"), 90 South Seventh Street, Suite 4600, Minneapolis, Minnesota 55402, is the Funds' investment adviser. The Adviser was founded in 1981 and provides investment management services for both public and private clients. As of September 30, 2002, the Adviser and its affiliates had approximately $6.5 billion in assets under management, including approximately $1.5 billion for the 12 Sit Mutual Funds.

Under Investment Management Agreements between each Fund and the Adviser (the "Agreements"), the Adviser manages each Fund's business and investment activities, subject to the authority of the board of directors. The Agreements require the Adviser to bear each Fund's expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. Each Fund pays the Adviser a monthly fee for its services. During their most recent fiscal year, after taking into account voluntary fee waivers, the Funds paid the following advisory fees to the Adviser:

                                                      ADVISORY FEE AS A % OF
FUND                                                AVERAGE DAILY NET ASSETS
----------------------------------------------------------------------------
Mid Cap Growth Fund                                                    1.15%(1)
Small Cap Growth Fund                                                  1.50%
----------------------------------------------------------------------------


(1) Net of voluntary fee waiver. The contractual fee (without waiver) for the Mid Cap Growth Fund is 1.25%, per year, of the Fund's average daily net assets. After December 31, 2003, this fee waiver may be terminated at any time by the Adviser.

PORTFOLIO MANAGEMENT

The Funds' investment decisions are made by a team. Eugene C. Sit is the Adviser's Chief Investment Officer and oversees the investment decisions for the Funds. Peter L. Mitchelson is the Adviser's President and Chief Strategist. Roger J. Sit is the Adviser's Executive Vice President - Research and Investment Management. Mr. Eugene C. Sit and Mr. Mitchelson have been with the Adviser and each of the Funds since their inception. Mr. Roger Sit joined the Adviser in early 1998 with 9 years of investment management experience.


DISTRIBUTOR

SIA Securities Corp. (the "Distributor"), an affiliate of the Adviser, is the distributor for the Funds. The Distributor markets the Funds' shares only to certain institutional and individual investors and all other sales of the Funds' shares are made by each Fund.

The Distributor or the Adviser may enter into agreements under which various financial institutions and brokerage firms provide administrative services for customers who are beneficial owners of shares of the Funds. The Distributor or Adviser may compensate these firms for the services provided, with compensation based on the aggregate assets of customers that are invested in the Funds.


CUSTODIAN AND TRANSFER AGENT


The Northern Trust Company, located at 50 South LaSalle Street, Chicago, IL 60675, is the Custodian for the Funds.

PFPC Inc., located at 4400 Computer Drive, Westboro, MA 01581, is the Transfer Agent for the Funds.


[SIDEBAR] The Custodian holds the
          Funds' securities and
          cash, receives and pays
          for securities purchased,
          delivers against payment
          for securities sold, receives
          and collects income from
          investments and performs
          other administrative duties.

[SIDEBAR] The Transfer Agent
          processes purchase
          orders, redemption
          orders and handles
          all related shareholder
          accounting services.

SHAREHOLDER INFORMATION


SHARE PRICE

Your price for purchasing, selling, or exchanging shares is based on the Fund's net asset value ("NAV") per share, which is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 3:00 p.m. Central time) every day the exchange is open. The NAV per share of the Funds will fluctuate.

NAV is based on the market value of the securities in a Fund's portfolio. When market value prices are not readily available, fair value is determined in good faith by the Adviser using methods approved by the board of directors. Short-term debt securities maturing in less than 60 days are valued at amortized cost. The amortized cost method of valuation initially values a security at its purchase cost, then consistently adjusts the cost value by amortizing/accreting any discount or premium paid until the security's maturity without regard to fluctuating interest rates.


                                       [SIDEBAR] A Fund's share price or NAV
                                                 is determined by adding the
                                                 total value of a Fund's invest-
                                                 ments and other assets
                                                 (including accrued income),
                                                 subtracting its liabilities,
                                                 and then dividing that figure
                                                 by the number of outstanding
                                                 shares of the Fund.


WHEN ORDERS ARE EFFECTIVE


Purchase, exchange, and sale orders are received and may be accepted by Sit Mutual Funds only on days the NYSE is open. PURCHASE, EXCHANGE, AND SALE ORDERS RECEIVED PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 3:00 P.M. CENTRAL TIME) ARE PROCESSED AT THE NET ASSET VALUE PER SHARE CALCULATED FOR THAT BUSINESS DAY, EXCEPT PURCHASES MADE TO AN EXISTING ACCOUNT VIA AUTOMATED CLEARING HOUSE, "ACH," ELECTRONIC TRANSFER OF FUNDS. ACH PURCHASES ARE INVESTED AT THE NET ASSET VALUE PER SHARE ON THE NEXT BUSINESS DAY AFTER YOUR TELEPHONE CALL TO THE FUNDS IF YOU CALL THE FUNDS PRIOR TO THE CLOSE OF THE NYSE. Your bank account will be debited within 1 to 2 business days.

IF YOUR PURCHASE, EXCHANGE, OR SALE ORDER IS RECEIVED AFTER THE CLOSE OF THE NYSE, THE PURCHASE, EXCHANGE OR SALE WILL BE MADE AT THE NET ASSET VALUE CALCULATED ON THE NEXT DAY THE NYSE IS OPEN.

INVESTING THROUGH A THIRD PARTY

There is no charge to invest, exchange, or sell shares when you make transactions directly through Sit Mutual Funds.

Certain Funds may be available for purchase through a third party financial institution. If you invest in the Funds through a third party, rather than directly with Sit Mutual Funds, the fees and policies may be different than described in this Prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge commissions and transaction fees and may set different minimum investments or limitations on purchasing or selling shares. Consult a representative of your plan or financial institution if you are unsure of their fees and policies.


OTHER ACCOUNT POLICIES

PURCHASE RESTRICTIONS
The Funds may reject or restrict any purchase or exchange order at any time, when, in the judgment of management, it is in the best interests of the Funds. For example, it may be in the best interests of the Funds to reject purchase and exchange orders that are short-term or to restrict excessive trading into and out of the Funds since such orders may harm performance by disrupting portfolio management strategies and increasing expenses.

ACCOUNTS WITH LOW BALANCES
If your account balance in a Fund falls below $5,000 as a result of selling or exchanging shares, the Fund has the right to redeem your shares and send you the proceeds. Before redeeming your account, the Fund will mail you a notice of its intention to redeem, which will give you an opportunity to make an additional investment. If you do not increase the value of your account to at least $5,000 within 30 days of the date the notice was mailed, the Fund may redeem your account.

PURCHASING SHARES


                               TO OPEN AN ACCOUNT
                                                                         BY MAIL
                                                                         -------
Mail a completed account application and your check payable to:

         Sit Mutual Funds
         P.O. Box 5166
         Westboro, MA  01581-5166

Third party checks or starter checks are not accepted for initial purchases.

Please be sure to complete the entire application, including the selection of which Fund(s) you want to purchase.

Prospectuses and account applications may be viewed and printed from our website, www.sitfunds.com.
                                                                    BY TELEPHONE
                                                                    ------------
Fax a completed account application to Sit Mutual Funds at 612-342-2111, and then call us at 1-800-332-5580 or 612-334-5888 for a new account number and bank wiring instructions.

Instruct your bank to wire your investment to us using the wire instructions we have given you. Your bank may charge a wire fee. Mail the original signed account application to:

         Sit Mutual Funds
         P.O. Box 5166
         Westboro, MA  01581-5166

NOTE FOR IRA ACCOUNTS: An IRA account cannot be opened over the telephone.

                                                                   AUTOMATICALLY
                                                                   -------------
You cannot make an initial purchase automatically.


                              TO ADD TO AN ACCOUNT
                                                                         BY MAIL
                                                                         -------
Mail a completed investment slip for a particular fund (which you received in your account statement) or a letter of instruction, with a check payable to:

         Sit Mutual Funds
         P.O. Box 5166
         Westboro, MA  01581-5166

A letter of instruction must include your account number, the name(s) of the registered owner(s) and the Fund(s) that you want to purchase.

Starter checks are not accepted for additional purchases.
                                                                    BY TELEPHONE
                                                                    ------------
PAYMENT BY WIRE. Instruct your bank to wire your investment to the Sit Mutual Funds using the wire instructions on the back of the prospectus. Call us at 1-800-332-5580 or 612-334-5888 and notify us of the wire.

PAYMENT BY ACH. Call us at 1-800-332-5580 or 612-334-5888 to request that a purchase be made electronically from your bank account. The purchase will be effective on the next business day following your telephone request made prior to the close of the NYSE.

Before using the ACH feature, you must set up the ACH option on your initial account application or a Change of Account Options Form.
                                                                   AUTOMATICALLY
                                                                   -------------
You may set up an Automatic Investment Plan on your initial account application or on a Change of Account Options Form. The Plan will invest in the selected Fund electronically from your bank account (via ACH) on any day the Funds are open - either monthly, quarterly or annually.

Please see page 18 for additional general rules for purchasing and selling shares.

SELLING SHARES

                               TO EXCHANGE SHARES
BY MAIL
-------
You may sell shares of one Sit Fund and purchase shares of another Sit Fund by mailing a letter of instruction signed by all registered owners of the account to:

         Sit Mutual Funds
         P.O. Box 5166
         Westboro, MA  01581-5166

A letter of instruction must include your account number, the name(s) and the number of shares or dollar amount of the Fund(s) you want to sell and the name(s) of the Fund(s) you want to purchase.

BY TELEPHONE
------------
You may sell shares of one Sit Fund and purchase shares of another Sit Fund by calling us at 1-800-332-5580 or 612-334-5888. If you call after business hours, you will need your Personal Identification Number to use the automatic telephone system.

AUTOMATICALLY
-------------
You may set up an Automatic Exchange Plan on your initial account application or on a Change of Account Options Form. The Plan will sell shares of one Sit Fund and invest in another Sit Fund automatically on any day the Funds are open - either monthly, quarterly or annually.


                                 TO SELL SHARES
BY MAIL
-------
Mail a written request that includes:

o  Account number,

o Names and signatures of all registered owners exactly as they appear on the account,

o  Name of Fund and number of shares or dollar amount you want to sell.

o Medallion signature guarantee(s) if you have requested that the proceeds from the sale be:

   o  paid to anyone other than the registered account owners,

   o paid by check and mailed to an address other than the registered address, or

   o sent via bank wire (currently an $8 fee) to a bank different than the bank authorized by you on your account application.

o Supporting legal documents, if required (see "General Rules" on following page)

o Method of payment (check, wire transfer, or ACH, see "General Rules" on following page)

NOTE FOR IRA ACCOUNTS: Mail a signed IRA Distribution Form to Sit Mutual Funds.

BY TELEPHONE
------------
Call us at 1-800-332-5580 or 612-334-5888 and request a sale of shares.

Before selling shares by telephone, you must set up the option on your initial account application or a Change of Account Options Form. Proceeds from the sale will be sent as directed on your application by check, bank wire or ACH. The Funds' bank charges a wire fee to send the proceeds via bank wire (currently $8).

NOTE FOR IRA ACCOUNTS: A sale of shares from an IRA account cannot be made over the telephone. Mail a completed IRA Distribution Form to Sit Mutual Funds.

AUTOMATICALLY
-------------
Shares may be sold through the Automatic Withdrawal Plan (minimum $100) if the Special Services section of the initial account application is complete.

You may add this option by completing a Change of Account Options Form, and this option will begin within 10 days of the Funds' receipt of the form.

Proceeds from the sale will be sent as directed on your account application, by check or ACH.

Please see page 18 for additional general rules for purchasing and selling shares.

GENERAL RULES FOR PURCHASING & SELLING SHARES

                               PURCHASING SHARES

Shares may be purchased on any day the NYSE is open with a minimum initial investment of $5,000 per Fund.

IRA accounts (regular, Roth and SEP) require a minimum initial investment of $2,000 per Fund.

Additional investments in any account must be at least $100.

                                 SELLING SHARES
Your sale proceeds will be paid as soon as possible, generally not later than 7 business days after the Funds' receipt of your request to sell. However, if you purchased shares with nonguaranteed funds, such as a personal check, and you sell shares, your sale proceeds payment will be delayed until your check clears, which may take 15 days.

OTHER DOCUMENTS: Under certain circumstances, sales of shares may require additional legal documentation, such as sales by estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

MEDALLION SIGNATURE GUARANTEE: A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transactions. A medallion signature guarantee may be obtained from a bank, brokerage firm, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. A notary public stamp cannot be substituted for a medallion signature guarantee.

                               EXCHANGING SHARES
You may sell shares of one or more Sit Funds and use the proceeds to buy shares of another Sit Fund at no cost.

Before making an exchange, please read the prospectus and consider the investment objective of the Fund you are purchasing.

You may exchange shares by mail, telephone or an automatic exchange plan as described on page 34. You may also exchange shares of the Sit Funds on our website at www.sitfunds.com.

An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.

                            RECEIPT OF SALE PROCEEDS
You may receive proceeds from the sales of your shares in one of three ways:

(1) By Mail
Your check will generally be mailed to the address of record within 7 business days after receipt of your request.

(2) By Wire
Your bank account will generally be credited within 1 to 2 business days after receipt of your request. The Funds' bank charges a wire fee (currently $8) which will be deducted from the balances of your account or from the amount being wired if your account has been completely redeemed. The recipient bank may also charge a wire fee.

(3) By ACH
Your bank account will generally be credited within 1 to 2 business days after receipt of your request. Proceeds from the sale of shares from an IRA account cannot be paid using ACH.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute an annual dividend from its net investment income. Net investment income includes dividends on stocks and interest earned on bonds or other debt securities less operating expenses.

Capital gains, if any, are distributed at least once a year by each Fund. A capital gain occurs if a Fund sells portfolio securities for more than its cost.

If you buy Fund shares just before a distribution, in effect, you "buy the distribution." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions are automatically reinvested in additional shares of the Fund paying the distribution at the net asset value per share on the distribution date. However, you may request that distributions be automatically reinvested in another Sit Mutual Fund, or paid in cash. These requests may be made on the application, Change of Account Options form, or by written notice to Sit Mutual Funds. You will receive a quarterly statement reflecting the dividend payment and, if applicable, the reinvestment of dividends. If cash payment is requested, an ACH transfer will be initiated, or a check normally will be mailed within five business days after the payable date. If the check cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will automatically be reinvested in Fund shares. No interest will accrue on uncashed distribution, dividend, or sales proceeds checks.

RETIREMENT AND OTHER TAX-DEFERRED ACCOUNTS

Taxes on current income can be deferred by investing in Individual Retirement Accounts (IRAs), 401(k), pension, profit sharing, 403(b)(7), employee benefit, deferred compensation and other qualified retirement plans.

The Funds are available for your tax-deferred retirement plan with a $2,000 minimum investment per Fund and subsequent contributions of at least $100. Such retirement plans must have a qualified plan sponsor or trustee. Tax-deferred retirement plans include 401(k), profit sharing, and money purchase plans as well as IRA, Roth IRA, SEP-IRA, and certain 403(b)(7) plans. You should contact the Adviser for specific plan documentation.

The federal tax laws governing these tax-deferred plans must be complied with to avoid adverse tax consequences. You should consult your tax adviser before investing.


TAXES

Some of the tax consequences of investing in the Funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS

Each Fund pays its shareholders distributions from its net investment income and any net capital gains that it has realized. For most investors, these distributions will be taxable, whether paid in cash or reinvested (unless your investment is in an IRA or other tax-advantaged account).

Distributions paid from a Fund's net investment income and short-term capital gains, if any, are taxable as ordinary income. Distributions paid from a Fund's long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares.

The Funds' distributions are expected to consist primarily of capital gains.

TAXES ON TRANSACTIONS

The sale or exchange of your shares in a Fund is a taxable transaction, and you may incur a capital gain or loss on the transaction. If you held the shares for more than one year, this gain or loss would be a long-term gain or loss. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.



MAILING OF REGULATORY DOCUMENTS

The Funds' practice is to "household," or consolidate shareholder mailings of regulatory documents such as prospectuses, shareholder reports, and proxies to shareholders at a common address. This means that a single copy of these regulatory documents is sent to the address of record. If at any time you wish to receive multiple copies of the regulatory documents at your address, you may contact the Funds and the Funds will mail separate regulatory documents to each of your individual accounts within 30 days of your call.



PRIVACY POLICY

We collect nonpublic personal information about you from information we receive from you on applications or other forms and information about your transactions and communications with us, our affiliates or others. We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our nonpublic personal information.

ADDITIONAL INFORMATION

OTHER SECURITIES, INVESTMENT PRACTICES,
AND POLICIES


The principal investment strategies and risk factors of each Fund are outlined in the section entitled "Fund Summaries." Below are brief discussions of certain other investment practices of the Funds. Each Fund may invest in securities and use investment strategies that are not described in this Prospectus but are described in the Statement of Additional Information.

As described in the Fund Summaries section, each Fund has a policy requiring the Fund to invest at least 80% of its net assests in the types of securities suggested by the Fund's name. For purposes of this requirement, net assets include the amount of any borrowings for investment purposes.

PORTFOLIO TURNOVER

The Funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. However, historically the Funds' turnover rates have been less than 100%. The "Financial Highlights" section of this Prospectus shows each Fund's historical portfolio turnover rate. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities, which may decrease the Fund's total return.

INVESTMENT IN THE SIT MONEY MARKET FUND

Each Fund may invest up to 25% of its total net assets in shares of the money market funds advised by the Adviser, which includes the Sit Money Market Fund, subject to the conditions contained in an exemptive order issued to the Funds by the Securities and Exchange Commission. These investments may be made in lieu of direct investments in short-term money market instruments if the Adviser believes that they are in the best interest of the Funds.

TEMPORARY DEFENSIVE INVESTING

For temporary defensive purposes in periods of unusual market conditions, each Fund may invest all of its total assets in cash or short-term debt securities including certificates of deposit, bankers' acceptances and other bank obligations, corporate and direct U.S. obligation bonds, notes, bills, commercial paper and repurchase agreements. As a result, a Fund may not achieve its investment objective.



FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Some of this information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by KPMG LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

MID CAP GROWTH FUND

                                                                                Fiscal Years Ended June 30,
                                                              2002          2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

Beginning of period                                         $  12.37      $  23.57      $  14.54      $  16.49      $  15.43
---------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Net investment income (loss)                                    (.07)         (.08)         (.12)         (.06)         (.07)
Net realized and unrealized gains (losses) on investments      (4.16)        (7.05)        10.38           .65          3.15
---------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          (4.23)        (7.13)        10.26           .59          3.08
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                        --            --            --            --            --
From realized gains                                             (.23)        (4.07)        (1.23)        (2.54)        (2.02)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.23)        (4.07)        (1.23)        (2.54)        (2.02)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:

End of period                                               $   7.91      $  12.37      $  23.57      $  14.54      $  16.49
---------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   (34.66%)      (35.21%)       73.01%         6.94%        22.19%
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000s omitted)                    $181,347      $360,037      $566,639      $375,343      $404,327

RATIOS:

Expenses to average daily net assets                            1.15%(2)      1.06%(2)      1.00%(2)      1.00%(2)      1.00%(2)
Net investment income (loss) to average daily net assets       (0.79%)(2)    (0.49%)(2)    (0.58%)(2)    (0.46%)(2)    (0.41%)(2)
Portfolio turnover rate (excluding short-term securities)      60.88%        56.21%        62.21%        68.62%        52.62%
---------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the years ended June 30, 2002, 2001, 2000, 1999, and 1998, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.89%), (0.68%), (0.83%), (0.71%) and
    (0.66%), respectively.

SMALL CAP GROWTH FUND

                                                                              Fiscal Years Ended June 30,
                                                              2002          2001          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

Beginning of period                                         $  28.99      $  41.35      $  18.28      $  20.35      $  18.89
-----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Net investment loss                                             (.24)         (.13)         (.18)         (.18)         (.17)
Net realized and unrealized gains (losses) on investments      (7.65)       (11.65)        23.25          1.20          2.31
-----------------------------------------------------------------------------------------------------------------------------
Total from operations                                          (7.89)       (11.78)        23.07          1.02          2.14
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

From realized gains                                             (.04)         (.58)           --         (3.09)         (.68)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.04)         (.58)           --         (3.09)         (.68)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:

End of period                                               $  21.06      $  28.99      $  41.35      $  18.28      $  20.35
-----------------------------------------------------------------------------------------------------------------------------

Total investment return (1)                                   (27.24%)      (28.79%)      126.20%         8.77%        11.70%
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (000s omitted)                    $180,684      $227,888      $190,630      $ 50,335      $ 57,472

RATIOS:

Expenses to average daily net assets                            1.50%         1.50%         1.50%         1.50%         1.50%
Net income (loss) to average daily net assets                  (0.99%)       (0.41%)       (0.83%)       (1.08%)       (0.72%)
Portfolio turnover rate (excluding short-term securities)      65.25%        39.91%        39.31%        71.84%        79.54%
-----------------------------------------------------------------------------------------------------------------------------


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                                  [BLANK PAGE]



                                                    [TAB] Not part of prospectus

FOR MORE INFORMATION

For more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORT
The Funds' Annual and Semi-Annual Reports include a discussion of the market conditions and investment strategies that significantly affected the Funds' performance.


To request a copy of the documents listed above, or to obtain more information about the Funds:

BY TELEPHONE:
(800) 332-5580 or
(612) 334-5888

BY E-MAIL:
info@sitinvest.com

ON THE INTERNET:
Visit our website at www.sitfunds.com
Visit the SEC website at www.sec.gov

BY REGULAR MAIL:
Sit Mutual Funds
P.O. Box 5166
Westboro, MA 01581-5166

BY EXPRESS MAIL:
Sit Mutual Funds
4400 Computer Drive
Westboro, MA 01581

TO WIRE MONEY FOR A PURCHASE:
Boston Safe Deposit & Trust, Boston, MA
ABA #011001234
DDA #056146
Sit Mutual Funds
For Further Credit: (shareholder name)
Account Number: (shareholder account #)

THE SAI AND THE FUNDS' REPORTS MAY ALSO BE REVIEWED AT THE PUBLIC REFERENCE ROOM OF THE SECURITIES AND EXCHANGE COMMISSION IN WASHINGTON, D.C. YOU CAN GET COPIES FREE FROM THE SEC'S WEBSITE LISTED ABOVE, OR BY MAIL, FOR A FEE, BY CALLING THE SEC AT 1-800-SEC-0330 OR BY WRITING THE SEC'S PUBLIC REFERENCE SECTION, 450 FIFTH STREET NW, WASHINGTON, D.C. 20549-6009.


                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------


             1940 ACT FILE NOS. 811-03342; 811-03343; 811-06373